Merrill Lynch Global Transportation Conference

June 10, 2003

Continental Airlines

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for jet operations, excluding regional jets.

In this presentation we may discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special charges. Continental's comparable GAAP financial measure and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Strategic & Operational Overview

EBITDAR Margin Near the Top of the Industry

First Quarter 2003


20%
10%
0%
(10)%
(20)%
13.6%
8.8%
0.5%
(0.3%)
(2.0)%
(8.3)%
(11.9)%
Industry
(2.2)%
LUV
CAL
NWAC
DAL
US
AMR
UAL

Last Twelve Months Ending 1Q03


20%
10%
0%
(10)%
16.6%
14.6%
6.6%
5.6%
(0.8)%
(3.4)%
(7.6)%
Industry
2.5%
LUV
CAL
DAL
NWAC
US
AMR
UAL

EBITDAR Margin = (Operating Income + Depreciation & Amortization + Aircraft Rentals)/Operating Revenue
Excludes special items

Continental Outperforms the Industry



Pre-Tax Profit/(Loss) per Available Seat Mile
First Quarter 2003
Pre-Tax Profit/(Loss) Per ASM (cents)
0.5
0.0
(0.5)
(1.0)
(1.5)
(2.0)
(2.5)
(3.0)
0.22
(1.28)
(1.54)
(2.21)
(2.32)
(2.60)
(2.78)
LUV
CAL
NWAC
DAL
US
AMR
UAL

Pre-tax profit/(loss) on a consolidated company basis excluding special items

Best System RASM

First Quarter 2003

(Length of Haul Adjusted)



Revenue per ASM (cents)
9
8
7
6
5
4
8.45
8.08
7.62
7.62
7.16
7.04
4.99
Industry 7.27
CAL
AMR
NWAC
UAL
US
DAL
LUV

Length of haul adjusted to CAL's 1Q03 system LOH of 1436; results exclude special items

Managing Capacity to Match Revenue Environment



2003 Estimated Capacity
Year-Over-Year % Change
4%
2%
0%
(2)%
(4)%
(6)%
(4.0)%
(3.0)%
(1.0)%
2.0%
(2.5)%
Domestic
Pacific
Latin America
Trans-Atlantic
System

Large Exposure to Low Cost Carriers Not a New Phenomenon

Continental's Historical Domestic Revenue Exposure


74.4%
73.7%
75.4%
80%
60%
40%
20%
0%
3Q00
3Q01
3Q02

Domestic Revenue Exposure 3Q02


78.2%
77.6%
75.4%
57.1%
54.2%
36.5%
80%
70%
60%
50%
40%
30%
UAL
AMR
CAL
DAL
NWAC
US

Source: O&D Plus Database

Historically, Stability Enhanced by Large Local Traffic Base


Local Traffic % of Total Traffic
75%
60%
45%
30%
15%
0%
65%
58%
54%
42%
39%
37%
CAL
UAL
AMR
NWAC
DAL
US

Source: LTM 3Q02 O&D Pax DB1A Data; Worldwide

AirTrain to Newark Liberty
Less Hassle, Quicker Service


Daily Average Ridership
4000
3000
2000
1000
0
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
--- 2001 ---
------------------------------ 2002 ------------------------------
--- 2003 ---

Globally Well-Balanced

Mitigates Weak Domestic Environment



Major U.S. Carriers
100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source: AMR, CAL, DAL, NWAC, UAL 1Q03 per traffic releases; US Airways 4Q02 per DOT Form 41

Superb Operating Performance



On-Time Arrivals
% Arrivals within 14 minutes
85%
80%
75%
70%
65%
60%
78.1%
72.6%
82.2%
80.7%
83.5%
82.1%
82.1%
81.0%
2000
2001
2002
1Q03
Continental
Industry



Lowest Cancellation Rate
Cancellation Rates
4%
3%
2%
1%
0%
1.9%
3.3%
1.3%
2.3%
0.4%
1.2%
1.4%
2.3%
2000
2001
2002
1Q03

Industry data per D.O.T. Air Traffic Consumer Report definition; 2001 On-Time Arrivals is a non-weighted average and excludes data for Sept. 11-30, 2001; 2001 Completion Factor excludes Sept. 2001 capacity reduction cancellations.

Industry Leading Product

Consistent Customer & Employee Satisfaction



Airline of the Year
CONTINENTAL AIRLINES

1996, 1997, 1998, 1999, 2000, 2001, 2002
Best Elite-Level Program



FORTUNE 100 BEST COMPANIES TO WORK FOR

100 BEST COMPANIES TO WORK FOR FORTUNE 2000

FORTUNE 100 BEST COMPANIES TO WORK FOR 2001

FORTUNE 100 BEST COMPANIES TO WORK FOR 2002

FORTUNE 100 BEST COMPANIES TO WORK FOR 2003

Financial Update

Liquidity Remains Strong



$1.5+
$1.5
$1.34
$1.31
$1.13
$1.0
($Billions)
$0.5
$0.0
31-Dec
2001
30-Jun
2002
31-Dec
2002
30-JunE
2003

Includes cash, restricted cash and short-term investments
Consolidated company data reflected

Managing the Business to Match Current Revenue Environment


Continental System Revenue per ASM
(cents)
10
8
6
9.33
9.76
8.77
8.45
1Q00
1Q01
1Q02
1Q03

Keeping Tight Reins on Cost



Cost per Available Seat Mile Holding Fuel Rate Constant
Year-Over-Year % Change
4%
2%
0%
(2)%
(4)%
(0.2)%
(2.5)%
(3.3)%
2.3%
2001
2002
1Q03
2Q03E

Data excludes special items

Better Than Expected Cost Saving Results

Revenue Generating/Cost Saving Initiatives
Pre-Tax Net Benefit ($Millions)



$1,000
$800
$600
$400
$200
$0
$130
Actual
Target
$80
$400
Target
$900
Target
$500
2002 Run Rate
2002
2003E
2004E

Decreasing Cash Capital Expenditures



$800
$600
$400
$200
$0
$Millions
$741
$574
$663
$393
$230
1999
2000
2001
2002
2003E

Includes net purchase deposits

New Technology Drives Cost Savings And Data Collection


E-Tickets as a % of Sales
90%
80%
70%
60%
50%
40%
47%
59%
61%
78%
85%
YE99
YE00
YE01
YE02
4/03


eService Capture Rate
% of Eligible Customers Using eService, Curbside and co.com Check-In
80%
60%
40%
20%
0%
8%
21%
56%
80%
83%
YE99
YE00
YE01
YE02
4/03
eService Centers
124
289
607
675
702

Leader in Self-Service Check-In Kiosks



Machines per 100,000 Passengers
100
80
60
40
20
0
98.9
60.0
42.6
38.0
30.5
25.6
23.6
CAL
NWAC
AMR
US
UAL
DAL
LUV

Units in Service	702	639	749	329	417	491	406

Unit data as of 4/30/03 per company research and passenger data per ATA YTD 3/31/03 traffic report

Among the Youngest Jet Fleet

As of March 31, 2003



Average Age (Years)
0
5
10
15
20
7.2
9.2
9.3
9.6
10.5
10.7
10.7
18.9
Industry
10.8
CAL
UAL
US
LUV
AWA
AMR
DAL
NWAC

Source: Company Reports and BACK Information Services

Young Fleet is Fuel Efficient



% Change vs. 1998
20%
10%
0%
(10)%
(20)%
9.7%
3.3%
15.2%
3.1%
13.1%
(4.1)%
7.2%
(12.8)%
4.5%
(15.9)%
1999
2000
2001
2002
2003E
ASMs
Gallons Consumed

CAL has a Winning Combination – Resulting in Best Efficiency Premium



Block Within 0
On-Time
90%
80%
70%
60%
50%
82.1%
81.6%
85.4%
82.1%
78.9%
84.4%
57.1%
60.1%
67.8%
65.3%
62.5%
68.5%
CAL
NWAC
UAL
DAL
US
AMR

	CAL	NWAC	UAL	DAL	US	AMR
Efficiency Premium	25.0	21.5	17.6	16.8	16.4	15.9

Source: Department of Transportation, 1Q03

Non-GAAP to GAAP Reconciliations

Non-GAAP to GAAP Reconciliation

Pre-Tax Net Loss per Available Seat Mile (ASM):
Consolidated Net Loss / ASMs

(Millions)	
Consolidated Income/(Loss) before Income Taxes and Minority Interest – GAAP	($310)
Special Items Excluded*	$65
Consolidated Income/(Loss) before Income Taxes and Minority Interest – Non-GAAP	($245)
ASMs – Mainline Jet	19,076
Net Loss per ASM – GAAP (cents)	(1.63)
Net Loss per ASM – Non-GAAP (cents)	(1.28)

* 1Q03 Special Items include Fleet Impairment Losses and Other Special Charges of $65 million ($43 million, net of tax).

Non-GAAP to GAAP Reconciliation

EBITDAR Margin:
Earnings before interest, taxes, depreciation, amortization and aircraft rent ("EBITDAR") divided by operating revenues

(Millions)	1Q03	LTM 1Q03
Operating Income/(Loss) – GAAP	($224)	($349)
Exclude:		
Depreciation & Amortization	116	454
Aircraft Rent	223	897
EBITDAR – Non-GAAP	$115	$1,002
Special Items Excluded (pre-tax)*	65	229
EBITDAR Excluding Special Items – Non-GAAP	$180	$1,231
Operating Revenue	$2,042	$8,451
EBITDAR Margin – Non-GAAP	5.6%	11.9%
EBITDAR Margin Excluding Special Items – Non-GAAP	8.8%	14.6%

*Special Items include Fleet Impairment Losses and Other Special Charges of $65 million ($43 million, net of tax) in 1Q03 and Fleet Impairment Losses and a reversal of Stabilization Act Grants accrual of $164 million ($104 million, net of tax) in 2Q02.

Non-GAAP to GAAP Reconciliation

CASM Holding Fuel Rate Constant to the Prior Year ("CASM HFRC") – Mainline Jet:
Operating Cost per ASM, adjusting average fuel price per gallon for the period to equal the average fuel price per gallon for the corresponding period in the prior year). Note: All amounts are for the mainline jet segment.

(Millions)	1Q03	2002	2001
Operating Expenses - GAAP	$1,955	$7,640	$7792
Adjustment for Fuel Rate	(117)	99	74
Operating Expenses HFRC – Non-GAAP	$1,838	$7,739	$7,866
Special Items Excluded*	($65)	($251)	301
Operating Expenses HFRC Excluding Special Items - Non-GAAP	$1,773	$7,488	$8,167
CASM HFRC (cents) – Non-GAAP	9.64	9.65	9.31
CASM HFRC Excluding Special Items* (cents) – Non-GAAP	9.30	9.34	9.67
Corresponding Prior Year Period			
CASM Excluding Special Items (cents) – Non-GAAP	9.61	9.58	9.68

*Special Items include Fleet Impairment Losses and Other Special Charges of $65 million in 1Q03, Fleet Impairment Losses and Other Special Charges of $239 million and reversal of Stabilization Act Grant accrual of $12 million in 2002, and fleet impairment losses and other special charges of $91 million and Stabilization Act Grant of $392 million in 2001.

Leading by Every Measure of Success

Continental Airlines

- **Most Consistent, Reliable Airline**
- **Managing Business to Meet Changing Environment**
- **Leading by Every Measure of Success**
- **Focus is on Liquidity for the Future**